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Exhibit 10.3

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
BakBone Software KK:

    We consent to the inclusion of our report dated June 8, 2001, with respect to the balance sheets of BakBone Software KK (formerly NetVault Corporation) as of December 31, 1999 and 1998, and the related statements of operations, shareholders' capital deficiency and cash flows for the year ended December 31, 1999 and for the period from February 2, 1998 (date of incorporation) through December 31, 1998, which report appears in the registration statement on Form 20-F of BakBone Software Incorporated.

/s/ KPMG

Tokyo, Japan July 11, 2001

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  Exhibit 10.3
INDEPENDENT AUDITORS' CONSENT